SECOND AMENDMENT TO
CREDIT AGREEMENT
THIS SECOND AMENDMENT to Credit Agreement (this “Amendment”) is entered into as of December 30, 2025, by and among JPMORGAN CHASE BANK, N.A., (“JPMorgan”) as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders party hereto (each a “Lender” and collectively, the “Lenders”) including JPMorgan in its capacity as a Lender, the Loan Parties party hereto and Telos Corporation, a Maryland corporation (“Borrower”).
Recitals
Administrative Agent, Lenders, the Loan Parties and Borrower have entered into that certain Credit Agreement dated as of December 30, 2022 (as by that certain First Amendment to Credit Agreement dated April 12, 2023 and as amended from time to time, the “Credit Agreement”).
Lenders have extended credit to Borrower for the purposes permitted in the Credit Agreement.
Borrower, the Loan Parties, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
Amendments to Credit Agreement.
Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by adding and/or amending and restating, as the context requires, the following definitions as follows:
    “Applicable Rate” means, for any day, with respect to any Revolving Commitment, or with respect to the commitment fees payable with respect to the Revolving Commitment, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Commitment ABR Spread”, “Revolving Commitment Term Benchmark/RFR Spread” or “Commitment Fee Rate”, as the case may be:

Revolving Commitment ABR Spread	Revolving Commitment Term Benchmark/RFR Spread	Commitment Fee Rate
1.25%	2.25%	0.25%
“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, and (iv) any extraordinary non-cash charges, gains, or losses for such period, minus (b) without duplication and to the extent included in Net Income, any non-cash capitalized software development costs, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

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“Liquid Assets” means, with respect to a Person, such Person’s unrestricted cash and Permitted Investments.

“Revolving Commitment” means the commitment of the Lender to make Revolving Loans and issue Letters of Credit hereunder, as such commitment may be reduced from time to time pursuant to Section 2.9. As of the Second Amendment Effective Date, the aggregate Revolving Commitment of each Lender is $15,000,000.

“Revolving Credit Maturity Date” means December 30, 2026, or any earlier date on which the Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of December 30, 2025, among the Borrower, the Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

Section 2.12 (Fees). Section 2.12 of the Credit Agreement is hereby amended by amending and restating Section 2.12(d) and adding a new Section 2.12(e) as follows:
“(d)    The Borrower agrees to pay to the Administrative Agent, for its own account, a closing fee in an aggregate amount equal to Fifteen Thousand Dollars ($15,000). The entire closing fee shall be deemed fully earned by the Administrative Agent and shall be due and payable in full on the Second Amendment Effective Date.
(e)    All fees payable hereunder shall be paid on the dates due, in dollars in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.”
Section 5.13 (Depository Banks). Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 5.13    Depository Banks. Each Loan Party and each Subsidiary will (a) maintain the Administrative Agent as its principal depository bank, including for the maintenance of its primary operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business, other than Excluded Accounts, and move and maintain its cash in demand deposit accounts, money market deposit accounts, sweep products and/or certificates of deposit maintained by such Loan Party or Subsidiary (as applicable), other than Excluded Accounts, with Administrative Agent as to which Administrative Agent shall have a first priority security interest and (b) enter into deposit account or securities account control agreements for the benefit of Administrative Agent with each entity, other than Administrative Agent, in which it has an account containing Permitted Investments, other than Excluded Accounts; provided, that, at all times, (x) the Loan Parties and the Subsidiaries will maintain, in the aggregate, at least $5,000,000 of their unrestricted cash and Permitted Investments on balance sheet with the Administrative Agent and (y) on and after the ninetieth (90th) day following the Second Amendment Effective Date, the Loan Parties and the Subsidiaries will maintain, in the aggregate, substantially all of their Liquid Assets with J.P. Morgan Asset Management. Additionally, the Administrative Agent shall be the principal provider of other bank products to the Loan Parties and their Subsidiaries; provided that Administrative Agent offers such bank products that the Loan Parties and any Subsidiary requests on a competitive basis. Notwithstanding the foregoing, the Loan Parties and their Subsidiaries shall have not obligations to maintain any of the TSA PreCheck Accounts with Administrative Agent.”
The Commitment Schedule attached to the Credit Agreement is hereby amended and restated and replaced by the Commitment Schedule attached to this Amendment.
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Limitation of Amendment.
The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower and each Loan Party hereby represent and warrant to Administrative Agent and Lenders as follows:
(a) The representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
Each Loan Party has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;
The organizational documents of each Loan Party delivered to Administrative Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Loan Party, (b) any contractual restriction with a Person binding on such Loan Party, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Loan Party, or (d) the organizational documents of such Loan Party;
The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Loan Party, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents; and
This Amendment has been duly executed and delivered by each Loan Party and is the binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
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Electronic Signatures. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf., or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Effectiveness. This Amendment shall become effective as of the date first written above only upon satisfaction in full in the discretion of the Administrative Agent of each of the following conditions (the “Second Amendment Effective Date”):
The Administrative Agent shall have received a copy of this Amendment duly executed and delivered by all of the Lenders, the Borrower, each other Loan Party and the Administrative Agent;
The representations and warranties of or on behalf of the Loan Parties in this Amendment are true, accurate and complete (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) on and as of the Second Amendment Effective Date;
The Loan Parties have paid all fees due and owing pursuant to Section 2.12(d) of the Credit Agreement;
The Loan Parties shall have paid all outstanding costs and expenses owed to the Administrative Agent pursuant to Section 9.3 of the Credit Agreement, including, without limitation, all reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent;
The Administrative Agent shall have received all other documents, opinions or materials requested by the Administrative Agent in its reasonable discretion, in each case, in form and substance reasonably acceptable to the Agent.
Conditions Subsequent. Within fifteen (15) days of the Second Amendment Effective Date, the Borrower shall deliver to the Administrative Agent updated schedules to the Credit Agreement with respect to Schedule 3.5 and Schedule 3.6, in each case, in form and substance satisfactory to the Administrative Agent.
Ratification, etc. Except as expressly amended or otherwise modified hereby, the Credit Agreement, each other Loan Document and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document. The Loan Parties hereby ratify and reaffirm the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by the Loan Parties pursuant to the Loan Documents to which it is a party to the Administrative Agent, on behalf and for the benefit of the Lenders, as collateral security for the Secured Obligations, and acknowledge that all of such Liens and security interests, granted, pledged or otherwise created as security for the Secured Obligations continue to be and remain collateral security for the Secured Obligations from and after the Second Amendment Effective Date.
Reference to and Effect on the Credit Agreement.
Upon the effectiveness of this Amendment, (A) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby and (B) each reference in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.
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Except as specifically waived, amended or otherwise modified above, the terms and conditions of the Credit Agreement and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.
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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

TELOS CORPORATION, as the Borrower

By:    /s/ E. Hutchinson Robbins, Jr.
Name:    E. Hutchinson Robbins, Jr.
Title:    Executive Vice President and General Counsel
UBIQUITY.COM, INC., as a Loan Guarantor

By:    /s/ E. Hutchinson Robbins, Jr.
Name:    E. Hutchinson Robbins, Jr.
Title:    Authorized Officer
XACTA CORPORATION, as a Loan Guarantor

By:    /s/ E. Hutchinson Robbins, Jr.
Name:    E. Hutchinson Robbins, Jr.
Title:    Authorized Officer
TELOWORKS, INC., as a Loan Guarantor

By:    /s/ E. Hutchinson Robbins, Jr.
Name:    E. Hutchinson Robbins, Jr.
Title:    Authorized Officer
TELOS IDENTITY MANAGEMENT SOLUTIONS, LLC, as a Loan Guarantor

By:    /s/ E. Hutchinson Robbins, Jr.
Name:    E. Hutchinson Robbins, Jr.
Title:    Authorized Officer

[Signature Page to Second Amendment to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., individually, and as Administrative Agent and Issuing Bank

By: /s/ Myles Upchurch
Name: Myles Upchurch
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Myles Upchurch
Name: Myles Upchurch
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

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COMMITMENT SCHEDULE

Lender	Revolving Commitment	Commitment
JPMorgan Chase Bank, N.A.	$15,000,000.00	$15,000,000.00

Total	$15,000,000.00	$15,000,000.00

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